RULE 497(c)
                                                       Registration No. 33-81920




FLORIDA
DAILY MUNICIPAL                             600 FIFTH AVENUE, NEW YORK, NY 10020
INCOME FUND                                                       (212) 830-5220

PROSPECTUS

January 2  , 1998

Florida Daily Municipal Income Fund (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that the Fund's objectives will be achieved. The Fund is concentrated in the securities issued by Florida or entities within Florida and the Fund may invest a significant percentage of its assets in a single issuer. Therefore, an investment in the Fund may be riskier than investment in other types of money market funds. The Fund offers two classes of shares to the general public. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or the Distributor. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund.

This Prospectus sets forth concisely the information a prospective investors should know before investing in the Fund . A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is available upon request and without charge by calling or writing the Fund at the above address. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http.//www.sec.gov.) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

Reich & Tang Asset Management L.P. acts as investment manager of the Fund and Reich & Tang Distributors, Inc. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

This Prospectus should be read and retained by investors for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                           TABLE OF FEES AND EXPENSES



Annual Fund Operating Expenses
(as a percentage of average net assets)                                   Class A                 Class B


       Management Fees - After fee waiver                                 0.33%                    0.33%
       12b-1 Fees                                                         0.25%                    0.00%
       Other Expenses - After fee waiver                                  0.17%                    0.13%
                         Administration Fees -After fee waiver   0.01%                     0.01%
                                                                          ------
       Total Fund Operating Expenses                                      0.75%                    0.46%




Example                                                   1 year       3 years       5 years         10 years
-------                                                   ------       -------       -------         --------


You would pay the  following on a $1000  investment,  assuming 5% annual  return
(cumulative through the end of each year):



                                      Class A               $8            $24            $42             $93
                                      Class B               $5            $15            $26             $58


The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager has voluntarily waived the portion of the Management Fee and a portion of the Administration Fee; absent such waivers, the Management Fee and Administration Fee would have been
 .40% and .21%, respectively. In addition, absent fee waivers total Fund Operating Expenses would have been 1.02% for Class A and .73% for Class B.

The  figures   reflected  in  this  example   should  not  be  considered  as  a
representation of past or future expenses. Actual expenses may be greater or less than those shown above.

                              FINANCIAL HIGHLIGHTS
The following financial highlights of Florida Daily Municipal Income Fund has been audited by McGladrey & Pullen LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

                                                                   Year Ended              Year Ended             Period Ended
Class A                                                          August 31, 1997         August 31, 1996        August 31, 1995**
-------                                                          ---------------         ---------------        -----------------


Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period................             $      1.00             $     1.00             $     1.00
                                                                 ---------------         --------------         --------------
Income from investment operations:
  Net investment income.............................                    0.030                  0.031                  0.032
Less distributions:
  Dividends from net investment income..............             (      0.030  )        (     0.031   )        (     0.032   )
                                                                  --------------          -------------          -------------
Net asset value, end of period......................             $      1.00             $     1.00             $     1.00
                                                                 ===============         ===============        =============
Total Return........................................                    3.08%                  3.09%                  3.60%*
Ratios/Supplemental Data
Net assets, end of period (000).....................             $      96,683           $     36,758           $     20,974
Ratios to average net assets:
Expenses............................................                    0.57%                  0.56%                  0.40%*
Net investment income...............................                    3.03%                  3.05%                  3.54%*
Expenses paid indirectly............................                    --                     0.06%                  --
Management and administration fees waived and expenses reimbursed       0.51%                  0.67%                  0.95%*

                                                                   Year Ended              Year Ended             Period Ended
Class B                                                          August 31, 1997         August 31, 1996        August 31, 1995**
-------                                                          ---------------         ---------------        -----------------

Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period................             $      1.00             $     1.00             $     1.00
                                                                 ---------------         --------------         --------------
Income from investment operations:
  Net investment income.............................                    0.033                  0.033                  0.036
Less distributions:
 Dividends from net investment income...............             (      0.033   )         (    0.033  )         (     0.036   )
                                                                  --------------           -----------           -------------
Net asset value, end of period......................             $      1.00             $     1.00             $     1.00
                                                                 ===============         =============          ==============
Total Return........................................                    3.34%                  3.35%                  3.84%*
Ratios/Supplemental Data
Net assets, end of period (000).....................             $      11,782           $      9,611           $     10,174
Ratios to average net assets:
Expenses............................................                    0.30%                  0.31%                  0.14%*
Net investment income...............................                    3.27%                  3.34%                  3.78%*
Expenses paid indirectly............................                    --                     0.06%                  --
Management and administration fee waived and expenses reimbursed        0.51%                  0.67%                  0.95%*

*  Annualized
** Class A commenced operations on October 6, 1994 and Class B commenced operations on September 19, 1994.

INTRODUCTION



Florida Daily Municipal Income Fund (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are, to the extent believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal (i) to seek to provide Florida residents with an investment that is, under current law, exempt from the Florida intangible personal property tax and (ii) to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuers at the date of issuance, from regular Federal income tax, by investing principally in short-term, high quality debt obligations of the State of Florida, Puerto Rico and other United States territories, and their political subdivisions the interest on which is exempt from regular federal income tax under Section 103 of the Internal Revenue Code (the "Code") as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than Florida, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax; however, investment in municipal securities of issuers located in states other than Florida may, under certain circumstances, subject Florida residents to the Florida intangible personal property tax. (See "Florida Taxes" herein.)



Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax and the Fund reserves the right to purchase such securities without limitation. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of the value of its total assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.


The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors, Inc. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A Shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)


On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund at their net asset value next determined after receipt of the order. An investor's purchase order will be accepted after the payment is converted into Federal funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon, New York City time, on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.


The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)

The Fund intends that its investment portfolio will be concentrated in Florida Municipal Obligations and participation certificates therein. A brief summary of risk factors affecting the State of Florida is set forth under "Investment Objectives, Policies and Risks" herein and "Florida Risk Factors" in the Statement of Additional Information. Investment in the Fund should be made with an understanding of the risks that an investment in Florida Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.


INVESTMENT OBJECTIVES,
POLICIES AND RISKS

The Fund is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


The Fund's assets will be invested primarily (i.e., at least 80%) in high quality debt obligations issued by or on behalf of the State of Florida, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").



Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular
Federal income tax. However, interest on such bonds, and accordingly "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) To the extent the Fund's assets consist exclusively of obligations (including participation certificates) issued by or on behalf of the State of Florida or any Florida local governments, or their instrumentalities, authorities or districts ("Florida Municipal Obligations") or obligations issued by or on behalf of territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions on December 31st of each taxable year, shares of the Fund will be exempt from the Florida intangible personal property tax. To the extent suitable Florida Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in Florida Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other Florida Municipal Obligations.


In view of this "concentration" in bank participation certificates in Florida Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of the Fund in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


Municipal Obligations includes Municipal Leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of the investment restriction set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board of Trustees is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.


The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Trustees); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Trustees to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Trustees has determined that obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa."

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:


1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.


2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.


4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

5. Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

The primary purpose of investing in a portfolio of Florida Municipal Obligations is the special tax treatment accorded Florida resident individual investors. However, payment of interest and preservation of principal are dependent upon the continuing ability of the Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Florida issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term Florida Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

Because the Fund invests in Florida issues, it is susceptible to political, economic, regulatory or other factors affecting issuers of Florida Municipal Obligations and participation certificates therein.The following is only a brief summary of the special risk factors affecting the State of Florida and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida obligations may be subject. See "Florida Risk Factors" in the Statement of Additional Information for a further discussion of the special risk factors.

The ability of the State and its local units of government to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. South and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.


MANAGEMENT OF THE FUND


Management and Investment
Management Contract


The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.

The Fund has retained as its manager Reich & Tang Asset Management Inc., a Delaware limited partnership and a registered investment adviser with its principal office at 600 Fifth Avenue, New York, New York 10020 (hereinafter called the "Manager"), under an Investment Management Contract. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each trustee and principal officer of the Fund.


As of November 30, 1997, the Manager was investment manager, adviser or supervisor with respect to assets aggregating in excess of $10.67 billion. The Manager acts as manager or administrator of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.



Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns directly and indirectly approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the

United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.



The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations. The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Trustees, and in either case by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.



The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee of .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. In addition, Reich & Tang Distributors, Inc., the Distributor, receives a servicing fee of .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of the Fund, will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee.



Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting, supervision and office service functions for the Fund and provides the Fund with the personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and
(iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee of .21% per annum of the Fund's average daily net assets.

DESCRIPTION OF SHARES


The Fund was established as a Massachusetts Business Trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 31, 1994. The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.


The Fund is subdivided into two classes of beneficial interest, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares have different class designations; (ii) only the Class A shares are assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the average daily net assets of the Class A shares of the Fund; (iii) only the holders of the Class A shares are entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. The Fund's By-laws provide that the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

The Fund currently has only one portfolio. The Fund's Board of Trustees is authorized to divide the unissued shares into separate series of beneficial interest, one for each of the Fund's separate investment portfolios that may be created in the future.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


HOW TO PURCHASE AND REDEEM SHARES

Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Manager or the Distributor will become a Class A shareholder. (See "Investment Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their
Participating Organizations, may invest in the Fund directly as Class B shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Manager because they may not be legally permitted to receive such as fiduciaries. The Manager pays the expenses incurred in the distribution of Class B shares. Participating Organizations whose clients become Class B shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients. (See "Direct Purchase and Redemption Procedures" herein.) With respect to both Classes of shares, the minimum initial investment in the Fund by Participating Organizations is $1,000, which may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of customers whose initial investments are less than $1,000. The minimum initial investment for securities brokers, financial institutions and other industry professionals that are not Participating Organizations is $1,000. The minimum initial investment for all other investors is $5,000. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations and from investors directly.

In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

Shares will be issued as of the first determination of the Fund's net asset value per share made upon receipt of the investor's purchase order at the net asset value next determined after receipt of the purchase order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 12 noon, New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, New York City time, on any Fund Business Day becomes effective on the next Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Investments Through
Participating Organizations


Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Manager with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.


Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will not result in share issuance until the following Fund Business

Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Direct Purchase and Redemption Procedures

The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly and not through Participating Organizations. These investors may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

  Within New York State:                   212-830-5220
  Outside New York State: (toll free)      800-221-3079

All shareholders, other than certain Participant Investors, will receive from the Fund a monthly statement listing the total number of Fund shares owned as of the statement closing date, purchase and redemptions of Fund shares during the month covered by the statement and the dividends paid on Fund shares of each shareholder during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

Initial Purchases of Shares

Mail

Investors may send a check made payable to "Florida Daily Municipal Income Fund" along with a completed subscription order form to:


  Florida Daily Municipal Income Fund
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020



Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York State) or at 800-221-3079 (outside New York State) and then instruct a member commercial bank to wire money immediately to:

  Investors Fiduciary Trust Company
  ABA # 101003621
  Account # 890752-953-8
  For Florida Daily Municipal Income Fund
  Account of (Investor's Name)
  Fund Account #
  SS#/Tax ID#


The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Electronic Funds Transfers (EFT),
Pre-authorized Credit
and Direct Deposit Privilege


You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

  Florida Daily Municipal Income Fund
  Mutual Funds Group
  P.O. Box 13232
  Newark, New Jersey 07101-3232

There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each class following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

  Florida Daily Municipal Income Fund
  c/o Reich & Tang Funds
  600 Fifth Avenue
  New York, New York 10020


Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks


By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of Shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check for up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Trustees determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. Corporations and other entities making this election, however, are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time.


Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York State at 800-241-3263, and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Exchange Privilege

Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund,
Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser or manager.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Shares are exchanged at their respective net asset values.


The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made.


An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.


Instructions for exchanges may be made by sending a signature guaranteed written request to:


  Florida Daily Municipal Income Fund
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020


or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York State) or 800-221-3079 (outside New York State). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time and will notify shareholders accordingly.

Specified Amount Automatic Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly, quarterly, semi-annual, or annual basis in an amount approved and confirmed by the Manager.

The monthly withdrawal payments of the specified amount are made by the Fund on the 23rd day of each month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realizable capital gains.


DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares of the Fund only).



Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreement, the Distributor receives with respect only to the Class A shares a service fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. However, in the opinion of the Manager based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


FEDERAL INCOME TAXES

The Fund expects to elect to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, the Fund will not be subject to either Federal income tax or any excise taxes imposed under the Code. The dividends derived from the interest earned on Municipal Obligations will be "exempt-interest dividends" and will not be subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, must be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations are required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest. Investors are urged to consult their own tax advisors regarding an investment in the Fund.

With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


FLORIDA TAXES

The following is based upon the advice of Gunster, Yoakley, Valdes-Fauli & Stewart, PA., special Florida counsel to the Fund.

The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities. Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an "intangibles tax" at the annual rate of 0.2% on certain securities and other intangible assets owned by Florida residents. Bonds (including participation certificates) issued by the State of Florida or its subdivisions ("Florida Securities"), as well as bonds issued by the government of the United States or the governments of certain U.S. territories and possessions, including Guam and Puerto Rico (collectively, "Federal Securities"), are exempt from the Florida intangibles tax. If, on December 31 of any year, the Fund's portfolio consists solely of Florida and Federal Securities, the Fund's shares will be exempt from the Florida intangibles tax. If, however, the Fund's December 31 portfolio includes any nonexempt securities, then the Fund shares owned by Florida residents may be subject to the Florida intangibles tax to the extent the Fund's portfolio includes securities other than Federal Securities. The Fund itself will not be subject to the Florida intangibles tax.

GENERAL INFORMATION


The Fund was established as a Massachusetts Business Trust under the laws of the State of Massachusetts on August 31, 1994 and it is registered with the SEC as a non-diversified, open-end management investment company.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. Meetings of shareholders may be called at any time by the President, and at the request in writing, or by resolution, of a majority of Trustees, or upon the written request of holders of shares entitled to cast not less then 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act such as the removal of Fund trustee(s) and communication among shareholders, for the election of trustees, for approval of revised investment advisory contracts with respect to a particular class or series of shares, for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of shares, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his or her successor, elected at such a meeting, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.


For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the SEC, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.


NET ASSET VALUE


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) for such class by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


CUSTODIAN AND TRANSFER AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend agent for the shares of the Fund. The Fund's transfer agent and custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

                       TABLE OF CONTENTS


Table of Fees and Expenses............................2
Financial Highlights..................................3
Introduction..........................................4

Investment Objectives,                                      FLORIDA
  Policies and Risks..................................5     DAILY
Management of the Fund...............................10     MUNICIPAL
Description of Shares................................12     INCOME
Dividends and Distributions..........................12     FUND
How to Purchase and Redeem Shares....................13
  Investments Through
    Participating Organizations......................15     Prospectus

  Direct Purchase and                                       January 2, 1998

    Redemption Procedures............................16
  Initial Purchases of Shares........................16
  Electronic Funds Transfers (EFT), Pre-authorized
    Credit and Direct Deposit Privilege..............16
  Subsequent Purchases of Shares.....................17
  Redemption of Shares...............................17
  Exchange Privilege.................................19
  Specified Amount Automatic Withdrawal Plan.........19
Distribution and Service Plan........................20
Federal Income Taxes.................................21
Florida Taxes........................................22
General Information..................................22
Net Asset Value......................................23
Custodian and Transfer Agent.........................23

No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information and representation may not be relied upon as authorized by the Fund, its Manager, Distributor or any affiliate thereof. This
Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


EVERGREEN SHARES OF
FLORIDA DAILY
MUNICIPAL INCOME FUND


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

PROSPECTUS
January 2, 1998


Florida Daily Municipal Income Fund (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that the Fund's objectives will be achieved. The Fund is concentrated in the securities issued by Florida or entities within Florida and the Fund may invest a significant percentage of its assets in a single issuer. Therefore an investment in the Fund may be riskier than investment in other types of money market funds. The Fund offers two classes of shares to the general public, however only Class A shares are offered by this Prospectus. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or the Distributor. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund.



This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Fund at
(800)807-2940. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. Investors should be aware that the Evergreen shares may not be purchased other than through certain securities dealers with whom Evergreen Funds Distributor, Inc. ("EFD") has entered into agreements for this purpose or directly from EFD. Evergreen shares have been created for the primary purpose of providing a Florida tax-free money market fund product for shareholders of certain funds distributed by EFD. Shares of the Fund other than Evergreen shares are offered pursuant to a separate Prospectus. The SEC maintains a website (http.//www.sec.gov.) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.



Reich & Tang Asset Management L.P. acts as investment manager of the Fund and Reich & Tang Distributors, Inc. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.


Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


This Prospectus should be read and retained by investors for future reference.






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.




                                TABLE OF CONTENTS

TABLE OF FEES AND EXPENSES                                 3         SHAREHOLDER SERVICES                 12

FINANCIAL HIGHLIGHTS                                       4                Effect of Banking Laws        14

INTRODUCTION                                               5         DISTRIBUTION AND SERVICE PLAN        14
INVESTMENT OBJECTIVES,                                               FEDERAL INCOME TAXES                 15
    POLICIES AND RISKS                                               FLORIDA TAXES                        15
MANAGEMENT OF THE FUND                                     9         GENERAL INFORMATION                  16
    Management and Investment Management Contract          9         NET ASSET VALUE                      16
DESCRIPTION OF SHARES                                     10         CUSTODIAN AND TRANSFER AGENT         16
DIVIDENDS AND DISTRIBUTIONS                               11
HOW TO PURCHASE AND REDEEM SHARES                         11
 How to Buy Shares                                        11
 How to Redeem Shares                                     11


--------------------------------------------------------------------------------
                           TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------





Annual Fund Operating Expenses
(as a percentage of average net assets)                                   Class A                 Class B


       Management Fees - After fee waiver                                 0.33%                    0.33%
       12b-1 Fees                                                         0.25%                    0.00%
       Other Expenses - After fee waiver                                  0.17%                    0.13%
                         Administration Fees -After fee waiver   0.01%                     0.01%
                                                                          ------
       Total Fund Operating Expenses                                      0.75%                    0.46%




Example                                                   1 year       3 years       5 years         10 years
-------                                                   ------       -------       -------         --------

You would pay the  following on a $1000  investment,  assuming 5% annual  return
(cumulative through the end of each year):



                                      Class A               $8            $24            $42             $93
                                      Class B               $5            $15            $26             $58

The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager has voluntarily waived the portion of the Management Fee and a portion of the Administration Fee;
absent such waivers,  the Management Fee and  Administration Fee would have been
 .40%  and  .21%,  respectively.  In  addition,  absent  fee  waivers,total  Fund
Operating Expenses would have been 1.02% for Class A and .73% for Class B.

The  figures   reflected  in  this  example   should  not  be  considered  as  a
representation  of past or future  expenses.  Actual  expenses may be greater or less than those shown above.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following financial highlights of Florida Daily Municipal Income Fund has been audited by McGladrey & Pullen LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.


                                                          Year Ended             Year Ended             Period Ended
Class A                                                 August 31, 1997        August 31, 1996        August 31, 1995**
-------                                                 ---------------        ---------------        -----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period................    $     1.00              $     1.00             $     1.00
                                                        --------------          -------------          ----------



Income from investment operations:

  Net investment income.............................          0.030                   0.031                  0.032
Less distributions:


  Dividends from net investment income..............    (     0.030  )          (     0.031)           (     0.032)
                                                         -------------           -----------            -----------

Net asset value, end of period......................    $     1.00              $     1.00             $     1.00
                                                        ==============          =============          ==========
Total Return........................................          3.08%                   3.09%                  3.60%*
Ratios/Supplemental Data
Net assets, end of period (000).....................    $    96,683             $     36,758           $     20,974
Ratios to average net assets:
Expenses............................................          0.57%                   0.56%                  0.40%*
Net investment income...............................          3.03%                   3.05%                  3.54%*
Expenses paid indirectly............................         --                       0.06%                 --
Management and Administration fees waived and
 expense reimbursed.................                          0.51%                   0. 67%                 0.95%*
                                                          Year Ended             Year Ended             Period Ended
Class B                                                 August 31, 1997        August 31, 1996        August 31, 1995**
-------                                                 ---------------        ---------------        -----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period................    $     1.00              $     1.00             $     1.00
                                                        --------------          -------------          ----------
Income from investment operations:

  Net investment income.............................          0.033                   0.033                  0.036
Less distributions:


 Dividends from net investment income...............    (     0.033  )          (     0.033)           (     0.036)
                                                         -------------           -----------            -----------

Net asset value, end of period......................    $     1.00              $     1.00             $     1.00
                                                        ==============          =============          ==========
Total Return........................................          3.34%                   3.35%                  3.84%*
Ratios/Supplemental Data
Net assets, end of period (000).....................    $    11,782             $      9,611           $     10,174
Ratios to average net assets:
Expenses............................................          0.30%                   0.31%                  0.14%*
Net investment income...............................          3.27                    3.34%                  3.78%*
Expenses paid indirectly............................         --                       0.06%                 --
Management and Administration fee waived and
 expense reimbursed.................                          0.51%                   0.67%                  0.95%*

*  Annualized
** Class A commenced operations on October 6, 1994 and Class B commenced operations on September 19, 1994.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         Florida Daily Municipal Income Fund (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are, to the extent believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal (i) to seek to provide Florida residents with an investment that is, under current law, exempt from the Florida intangible personal property tax and (ii) to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuers at the date of issuance, from regular Federal income tax, by investing principally in short-term, high quality debt obligations of the State of Florida, Puerto Rico and other United States territories, and their political subdivisions the interest on which is exempt from regular federal income tax under Section 103 of the Internal Revenue Code (the "Code") as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than Florida, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax; however, investment in municipal securities of issuers located in states other than Florida may, under certain circumstances, subject Florida residents to the Florida intangible personal property tax. (See "Florida Taxes" herein.)



         Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax and the Fund reserves the right to purchase such securities without limitation. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of the value of its total assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.


The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors, Inc., (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A Shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)


         On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund at their net asset value next determined after receipt of the order. An investor's purchase order will be accepted after the payment is converted into Federal funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon, Eastern time, on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.


         The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)


         The Fund intends that its investment portfolio will be concentrated in Florida Municipal Obligations and participation certificates therein. A brief summary of risk factors affecting the State of Florida is set forth under "Investment Objectives, Policies and Risks" herein and "Florida Risk Factors" in the Statement of Additional Information. Investment in the Fund should be made with an understanding of the risks that an investment in Florida Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

         Evergreen shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. See "How to Purchase and Redeem Shares" and "Shareholder Services."

--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS
--------------------------------------------------------------------------------

         The Fund is a non-diversified, open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

         The Fund's assets will be invested primarily (i.e., at least 80%) in high quality debt obligations issued by or on behalf of the State of Florida, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with
Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").


         Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, interest on such bonds and accordingly "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) To the extent the Fund's assets consist exclusively of obligations (including participation certificates) issued by or on behalf of the State of Florida or any Florida local governments, or their instrumentalities, authorities or districts ("Florida Municipal Obligations") or obligations issued by or on behalf of territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions on December 31st of each taxable year, shares of the Fund will be exempt from the Florida intangible personal property tax. To the extent suitable Florida Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in Florida Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements.

         Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other Florida Municipal Obligations.

In view of this "concentration" in bank participation certificates in Florida Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of the Fund in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         Municipal Obligations includes Municipal Leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of the investment restriction set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board of Trustees is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

         The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Trustees); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) unrated Municipal Obligations determined by the Fund's Board of Trustees to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Trustees has determined that obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa."

     Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

         In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

         All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

         The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:

1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

5. Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

         The primary purpose of investing in a portfolio of Florida Municipal Obligations is the special tax treatment accorded Florida resident individual investors. However, payment of interest and preservation of principal are dependent upon the continuing ability of the Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Florida issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term Florida Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

         Because the Fund invests in Florida issues, it is susceptible to political, economic, regulatory or other factors affecting issuers of Florida Municipal Obligations and participation certificates therein. The following is only a brief summary of the special risk factors affecting the State of Florida and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida obligations may be subject. See "Florida Risk Factors" in the Statement of Additional Information for a further discussion of the special risk factors.

         The ability of the State and its local units of government to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. South and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
MANAGEMENT AND INVESTMENT MANAGEMENT CONTRACT

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.

         The Fund has retained as its manager Reich & Tang Asset Management L.P., a Delaware limited partnership and a registered investment adviser with its principal office at 600 Fifth Avenue, New York, New York 10020 (hereinafter called the "Manager"), under an Investment Management Contract. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each trustee and principal officer of the Fund.

         As of November 30, 1997, the Manager was investment manager, adviser or supervisor with respect to assets aggregating in excess of $11.1 billion. The Manager acts as manager or administrator of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

         Effective January 1, 1998, NEIC Operating Partnership, L.P.("NEICOP")is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

         The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns directly and indirectly approximately 13.7% of the outstanding partnership interests of NEICOP.

         MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

         NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management,

L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

         The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations. The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995 the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Trustees, and in either case by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Investment Management Contract was approved by a majority of the shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

         Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee of .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee.

         Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting, supervision and office service functions for the Fund and provides the Fund with the personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee of .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager and past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)

     In addition, Reich & Tang Distributors, Inc., the Distributor, receives a servicing fee of .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of the Fund, will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day.

--------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
         The Fund was established as a Massachusetts Business Trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 31, 1994. The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.

         The Fund is subdivided into two classes of beneficial interest, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares have different class designations; (ii) only the Class A shares are assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the average daily net assets of the Class A shares of the Fund; (iii) only the holders of the Class A shares are entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

         Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. The Fund's By-laws provide that the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

         The Fund currently has only one portfolio. The Fund's Board of Trustees is authorized to divide the unissued shares into separate series of beneficial interest, one for each of the Fund's separate investment portfolios that may be created in the future.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

         Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cask.The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

--------------------------------------------------------------------------------
                        HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

         You can purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000 which may be waived in certain situations. There is no minimum for subsequent investments. In states where EFD is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered. Only Evergreen Class A shares are offered through this Prospectus. Instructions on how to purchase shares of the Fund are set forth in the Share Purchase Application.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's Manager incurs. If such investor is an existing shareholder, the Fund may redeem shares from his or her account to reimburse the Fund or the Fund's Manager for any loss. In addition, such investors may be prohibited or restricted from making further purchase in any of the Evergreen mutual funds.


HOW TO REDEEM SHARES

You may "redeem", i.e., sell your shares in the Fund to the Fund on any Fund Business Day, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend disbursing agent for the Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

         Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at 800-423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each Fund Business Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach State Street by telephone should follow the procedures outlined above for redemption by mail.

         The telephone redemption service is not available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephone requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.

Redemptions by Check. Upon request, the Fund will provide holders of Class A shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment.


     Shareholders wishing to use this method of redemption should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
         The Fund offers the following shareholder services. For more information about these services or your account, contact EFD or the toll-free number on the front of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designated a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realizable capital gains.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Fund and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

         The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions.

         In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

         Shares will be issued as of the first determination of the Fund's net asset value per share made upon receipt of the investor's purchase order at the net asset value next determined after receipt of the purchase order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.

         Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

         There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


         Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, Eastern time, on any Fund Business Day becomes effective on the next Fund Business Day.

         The Fund has reserved the right to close an account that through redemptions has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

         The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

EFFECT OF BANKING LAWS

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
                          DISTRIBUTION AND SERVICE PLAN
--------------------------------------------------------------------------------

         Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares of the Fund only).

         Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

         Under the Shareholder Servicing Agreement, the Distributor receives with respect only to the Class A shares a service fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund.


         The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement and with respect to Class A Shares (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


         The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder
Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


        For the fiscal year ended August 31, 1997, the total amount spent pursuant to the Plan for Class A shares was .34% of the average daily net assets of the Fund, of which .25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing and Administration Agreement and an amount representing .09% of the average daily net assets was paid by the Manager's predecessor, $14,034 was utilized for compensation to sales personnel, $5,190 on Prospectus printing and $1,759 on miscellaneous expenses.


         The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. However, in the opinion of the Manager based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

         The Fund expects to elect to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, the Fund will not be subject to either Federal income tax or any excise taxes imposed under the Code. The dividends derived from the interest earned on Municipal Obligations will be "exempt-interest dividends" and will not be subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, must be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations are required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest. Investors are urged to consult their own tax advisors regarding an investment in the Fund.

         With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

         In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


--------------------------------------------------------------------------------
                                  FLORIDA TAXES
--------------------------------------------------------------------------------

         The   following   is  based  upon  the  advice  of  Gunster,   Yoakley,
Valdes-Fauli & Stewart, PA., special Florida counsel to the Fund.

         The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities. Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an "intangibles tax" at the annual rate of 0.2% on certain securities and other intangible assets owned by Florida residents. Bonds (including participation certificates) issued by the State of Florida or its subdivisions ("Florida Securities"), as well as bonds issued by the government of the United States or the governments of certain U.S. territories and possessions, including Guam and Puerto Rico (collectively, "Federal Securities"), are exempt from the Florida intangibles tax. If, on December 31 of any year, the Fund's portfolio consists solely of Florida and Federal Securities, the Fund's shares will be exempt from the Florida intangibles tax. If, however, the Fund's December 31 portfolio includes any nonexempt securities, then the Fund shares owned by Florida residents may be subject to the Florida intangibles tax to the extent the Fund's portfolio includes securities other than Federal Securities. The Fund itself will not be subject to the Florida intangibles tax.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         The Fund was established as a Massachusetts Business Trust under the laws of the State of Massachusetts on August 31, 1994 and it is registered with the SEC as a non-diversified, open-end management investment company.

         The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

         As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. Meetings of shareholders may be called at any time by the President, and at the request in writing, or by resolution, of a majority of Trustees, or upon the written request of shareholders to cast not less then 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act such as the removal of Fund trustee(s) and communication among shareholders, for the election of trustees, for approval of revised investment advisory contracts with respect to a particular class or series of shares, for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of shares, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his or her successor, elected at such a meeting, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.

         For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the SEC, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.


--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

         The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

--------------------------------------------------------------------------------
                          CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

         Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the shares of the Fund. The Fund's transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Distributor
Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169

For further information, contact the Fund at 2500 Westchester Avenue Purchase, New York 10577




537625 (REV01)
1/97

FLORIDA
DAILY MUNICIPAL                                                 600 Fifth Avenue
INCOME FUND                                                 New York, N.Y. 10020
                                                                  (212) 830-5220
================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION


               Relating to the Florida Daily Municipal Income Fund
                       Prospectus dated January 2 , 1998

                                     and the

             Evergreen Shares of Florida Daily Municipal Income Fund
                        Prospectus dated January 2 , 1998


This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus dated January 2, 1998, of Florida Daily Municipal Income Fund and the Evergreen Shares of Florida Daily Municipal Income Fund (each the "Fund" dated January 2,
1998), and should be read in conjunction with the respective Prospectus. The Fund's Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.



If you wish to invest in Evergreen Shares of the Fund you should obtain a separate prospectus by writing to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 or by calling (800) 807-2840. This Statement of Additional Information is incorporated by reference into the respective Prospectus in its entirety.


                                                      Table of Contents
----------------------------------------------------------------------------------------------------------------------
Investment Objectives,                                         Net Asset Value......................................15
Policies and Risks......................................2      Yield Quotations.....................................15
Description of Municipal Obligations....................3      Manager..............................................16
Variable Rate Demand Instruments                                 Expense Limitation.................................18
  and Participation Certificates........................5      Management of the Fund...............................18
  When-Issued Securities................................7      Compensation Table...................................20
  Standby Commitments...................................7      Distribution and Service Plan........................20
Taxable Securities......................................8      Description of Shares................................21
  Repurchase Agreements.................................8      Federal Income Taxes.................................23
Florida Risk Factors....................................9      Florida Taxes........................................24
Investment Restrictions.................................13     Custodian and Transfer Agent.........................24
Portfolio Transactions..................................14     Description of Ratings...............................25
How to Purchase                                                Taxable Equivalent Yield Tables......................27
  and Redeem Shares.....................................15     Independent Auditor's Report.........................29
                                                               Financial Statements.................................30
----------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS

As stated in the Prospectus, the Fund is a non-diversified, open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek to provide Florida residents with an investment, that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of Florida, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax.

Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) To the extent the Fund's assets consist exclusively of obligations (including participation certificates) issued by or on behalf of the State of Florida or any Florida local governments, or their instrumentalities, authorities or districts ("Florida Municipal Obligations") or territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions on December 31st of each taxable year, shareholders of the Fund will be exempt from the Florida intangible personal property tax. (See "Florida Taxes" herein.) To the extent that suitable Florida Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in Florida Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at a $1.00 per share of each Class. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other Florida Municipal Obligations. In view of this "concentration" in bank participation certificates in Florida Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only

NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Trustees); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Trustees to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein). While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P's") and Moody's
Investors Service, Inc. ("Moody's"). The two highest ratings by S&P's and Moody's are "AAA" and "AA" by S&P's in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P's or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P's or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P's. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Trustees has determined that Municipal Obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa". (See "Description of Ratings" herein.)

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition.

     Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the

     Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the participation certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Florida issuers.

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

(5)  Any  other  Federal  tax-exempt,   and  to  the  extent  possible,  Florida
     tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the 1940 Act.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.


In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Trustees that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation. Certain obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Trustees has determined that any obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the United States Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.


Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of promptly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Trustees. The Fund's Board of Trustees may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase participation certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the

--------------------------------------------------------------------------------
* The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

In view of the "concentration" of the Fund in bank participation certificates in Florida Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law and limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an eligible security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Standby Commitments

When the Fund purchases Municipal Obligations it may also acquire standby commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a standby commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A standby commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a standby commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a standby commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a standby commitment would be unconditional and unqualified. A standby commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment was acquired.

The Fund would enter into standby commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the standby commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Trustees. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the standby commitment.

The acquisition of a standby commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a standby commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Standby commitments would not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a standby commitment is longer than the standby repurchase date.

The standby commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to standby commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to standby commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below, the interest income on which is subject to regular Federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition;
(3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for standby commitments.

FLORIDA RISK FACTORS

Because the Fund invests in Florida issues, it is susceptible to political, economic, regulatory or other factors affecting issuers of Florida Municipal Obligations and bank participant certificates therein. The following is only a brief summary of the special risk factors affecting the State of Florida and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida obligations may be subject.


The State Economy. In 1980 the State of Florida (the "State") ranked seventh among the fifty states with a population of 9.7 million people. The State has grown dramatically since then and, as of April 1, 1995, ranked fourth among the fifty states with an estimated population of 14.1 million, an overall increase of approximately 32.7% since 1980. Net migration has been fairly steady with an average of 224,240 new residents each year from 1987 through 1996. Since 1987 the prime working age population (18-44) has grown at an average annual rate of 2.1%. The share of Florida's total working age population (18-59) to total state population is approximately 54%. Non-farm employment has grown by approximately 36% since 1985. The service sector is Florida's largest employment sector, presently accounting for 87% of total non-farm employment. Manufacturing jobs in Florida are concentrated in the area of high-tech and high value-added sectors, such as electrical and electronic equipment as well as printing and publishing. Foreign trade has contributed significantly to Florida's employment growth. Florida's dependence on highly cyclical construction and construction-related manufacturing has declined. Total contract construction employment as a share of total non-farm employment has fallen from a peak of over 10% in 1973, to approximately 7.5% in 1980, to approximately 5% in 1996. Although the job creation rate for the State since 1987 is almost over two times the rate for the nation as a whole, in 1995 and 1996, the unemployment rate for the State has tracked below the national average. The average rate of unemployment for Florida since 1987 is 6.2%, while the national average is also 6.2%. Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits) are a relatively more important source of income. In 1995, Florida employment income represented 60.6% of total personal income while, nationally, employment income represented 70.8% of total personal income.


The ability of the State and its local units of government to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. South and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.


The State Budget. Florida prepares an annual budget which is formulated each year and presented to the Government and Legislature. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. (The State's fiscal year runs from July 1 through June 30.) The Governor and the Comptroller of the State are charged with the responsibility of ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

The financial operations of the State covering all receipts and expenditures are maintained through the use of four types of funds: the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of the State's tax revenues are deposited in the General Revenue Fund and moneys in the General Revenue Fund are expended pursuant to appropriations acts. In fiscal year 1995-96, appropriations for education, health and welfare and public safety represented approximately 51%, 31% and 14%, respectively, of funds available from the General Revenue Fund. The Trust Funds consist of moneys received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

State Revenues. Estimated General Revenues, Working Capital Fund revenue and Budget Stabilization funds of $16,617.4 million for the fiscal year June 30, 1997 represent an increase of 6.7% over revenues for fiscal year ended June 30, 1996. Estimated Revenue for the fiscal year June 30, 1997 of $15,568.7 million represents an increase of 6.3% over the fiscal year ended June 30, 1996. With combined General Revenues, Working Capital Fund and Budget Stabilization Fund appropriations at $15,537.2 million, unencumbered reserves at fiscal year end June 30, 1997 are estimated at $1,080.2 million.

In the fiscal year ended June 30, 1996, the State derived approximately 66% of its total direct revenues for deposit in the General Revenue Fund, Trust Funds, Working Capital Fund and Budget Stabilization funds from State taxes and fees. Federal Funds and other special revenues accounted for the remaining revenues. The greatest single source of tax receipts in the State is the 6% sales and use tax. For the fiscal year ended June 30, 1996, receipts from the sales and use tax totaled $11,461 million, an increase of approximately 7.4% over the fiscal year ended June 30, 1995. In addition to the 6% State sales tax, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation, or the protection or conservation of local resources in accordance with State law. In addition, non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. The tax rate of this health care surtax may not exceed 0.5% and the combined levy of this surtax with the infrastructure surtax may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976 and each county with a consolidated county/municipal government may (by referendum) assess up to a 1% discretionary sales surtax within their county, to be earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on county roads, bridges or bus systems, or to service bonds financing roads or bridges, in accordance with State law. The second largest source of State tax receipts is the tax on motor fuels including the tax receipts distributed to local governments. Receipts from the taxes on motor fuels are almost entirely dedicated to trust funds for specific purposes or transferred to local governments and are not included in the General Revenue Fund. For the fiscal year ended June 30, 1996, collections of this tax totaled $1,923.0 million.

The State currently does not impose a personal income tax. However, the State does impose a corporate income tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 1996, receipts from the corporate income tax totaled $1,162.7 million, an increase of approximately 9.3% from the fiscal year ended June 30, 1995. The Documentary Stamp Tax collections totaled $775.2 million during the fiscal year ended June 30, 1996, or approximately an 11.5% increase from the fiscal year ended June 30, 1995. The Alcoholic Beverage Tax, an excise tax on beer, wine and liquor and a major source of state funds, totaled $441.5 million in the fiscal year June 30, 1996. Additionally, the State levies a surcharge on alcoholic beverages sold for consumption on the premises. In the fiscal year ended June 30, 1996, a total of $100.6 million was collected from these surcharges. Collections of the Intangible Personal Property Tax raised $895.9 million in the fiscal year ended June 30, 1996, a 9.5% increase from the previous fiscal year. The Florida lottery produced sales of $2.7 billion in the fiscal year ended June 30, 1996 of which $788.1 million was used for education.


While the State does not levy ad valorem taxes on real property or tangible personal property, counties, municipalities and school districts are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts and water management districts in excess of the following respective millages upon the assessed value of real estate and tangible personal property: for all county purposes, 10 mills; for all municipal purposes, 10 mills; for all school purposes, 10 mills; and for water management purposes, either 0.05 mill or 1.0 mill, depending upon geographic location. These millage limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. (Note: one mill equals one-tenth of one cent.)

The State Constitution and statutes provide for the exemption of homesteads from certain taxes. The homestead exemption is an exemption from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has the legal or equitable title to real estate and maintains thereon his or her permanent home. All permanent residents of the State are currently entitled to a $25,000 homestead exemption from levies by all taxing authorities; however, such exemption is subject to change upon voter approval.

As of January 1, 1994, the annual increase in the assessed valuation of homestead property is constitutionally limited to the lesser of 3% or the increase in the Consumer Price Index during the relevant year, except in the event of a sale thereof during such year, and except as to improvements thereto during such year.

Since municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements, the constitutional valuation cap is not expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, in periods of high inflation, those local government units whose operating millage levies are approaching the constitutional cap and whose tax base consists largely of residential real estate, may, as a result of the constitutional valuation cap, need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs.

State General Obligation Bonds and State Revenue Bonds. The State Constitution does not permit the State to issue debt obligations to fund governmental operations. Generally, the State Constitution authorizes State bonds pledging the full faith and credit of the State only to finance or refinance the cost of State fixed capital outlay projects, upon approval by a vote of the electors, and provided that the total outstanding principal amount of such bonds does not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds may be issued by the State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects or higher education student loans which are payable solely from funds derived directly from sources other than State tax revenues.

Exceptions to the general provisions regarding the full faith and credit pledge of the State are contained in specific provisions of the State Constitution which authorize the pledge of the full faith and credit of the State, without electorate approval, but subject to specific coverage requirements, for: certain road and bridge projects (including the actual and incidental costs of acquiring real property or the rights thereto for state roads), county education projects, State higher education projects, State system of Public Education and construction of air and water pollution control and abatement facilities, solid waste disposal facilities and certain other water facilities.

Local Bonds. The State Constitution provides that counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained; or
(ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

Counties, municipalities and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State, such revenue bonds to be secured by and payable from the rates, fees, tolls, rentals and other charges for the services and facilities furnished by the financed projects. Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and municipalities and special districts may issue special assessment bonds.


Bond Ratings. General obligation bonds of the State are currently rated Aa by Moody's and AA by S&P's.


Florida Retirement System

This system was created in 1970 to provide a retirement and survivor benefit program for participating public employees. Although retirement coverage is employee noncontributory and there are cost-of-living adjustments, the Constitution does not allow any increase in the benefits unless that unit has made provision for the funding of the increase on a sound actuarial basis. The latest actuarial update of the Florida Retirement System prepared as of July 1, 1996 indicated that the value of the assets available for benefits funded 86.4% of the pension benefit obligation.

Florida Hurricane Catastrophe Fund

The Florida Hurricane Catastrophe Fund (FHCF) was created in 1993 as a State trust fund to provide reimbursement to qualified insurers for a portion of their catastrophic hurricane losses; thereby creating additional insurance capacity to ensure that covered structures (and their contents) damages or destroyed in a hurricane may be repaired or reconstructed as soon as possible. Payments made to insurers shall not exceed the monies in the fund, together with the maximum amount of revenue bonds that may be issued by a county or municipality.


Litigation. Due to its size and its broad range of activities, the State (and its officers and employees) are involved in numerous routine lawsuits. The managers of the departments of the State involved in such routine lawsuits believed that the results of such pending litigation would not materially affect the State's financial position. In addition to the routine litigation pending against the State, its officers and employees, the following lawsuits and claims are also pending:


(A) A lawsuit was filed against the Department of Health and Rehabilitative Services (DHRS) and the Comptroller of the State of Florida involving a number of issues arising out of the implementation of a DHRS computer system and seeking declaratory relief and money damages. DHRS filed motions to dismiss based on the theory that administrative remedies set out in the contract between E.D.S. Federal Corporation and DHRS had not been exhausted. The trial court, however, denied the motion which was then appealed to the First District Court of Appeal. In an effort to bring this matter to a final hearing, the parties involved agreed to be heard in one proceeding before a Special Master. The Special Master recommended against DHRS which, including accrued interest, approximates $50 million. DHRS is contesting the Special Master's recommendation.

(B) Plaintiffs in a case have sought a declaration that statutory assessments on certain hospital net revenues are invalid, unconstitutional, and unenforceable and request temporary and permanent injunctive relief be granted prohibiting the enforcement or collection of the assessment and that all monies paid to the State by the plaintiffs and the class members within the four years preceding the filing of the action be reimbursed by the defendants with interest. In a trial hearing, the court ordered that a final judgment be entered in favor of the State, The trial court's ruling for the State has been appealed by the plaintiff at the First District Court of Appeal, DCA No. 95-2244. Briefs have been filed and oral arguments have been requested. An unfavorable outcome to this case could result in the possibility of refunds exceeding $100 million.

(C) In an inverse condemnation suit claiming that the actions of the State constitute a taking of certain leases for which compensation is due, the Circuit Judge granted the State's motion for summary judgment finding that the State had not deprived plaintiff of any royalty rights it might have. Plaintiff appealed to the First District Court of Appeal, but the case was remanded to Circuit Court for trial.

(D) In two cases, plaintiffs have challenged the constitutionality of the $295 fee imposed on the issuance of certificates of title for vehicles previously titled outside the State. The circuit court granted summary judgment to the plaintiff, finding that the fee violated the Commerce Clause of the U.S. Constitution. The Court enjoined further collection of the fee and has ordered refunds to all those who have paid since the statute came into existence in mid-1991. The State appealed these cases to the Florida Supreme Court. The Florida Supreme Court upheld the refund of the impact fee and directed the Orange County Circuit Court to oversee refund procedures. The refund exposure is in excess of $188 million. Refunds, for the most part, have been made. After the refunding is completed, this case will be concluded. Additionally, in a related suit, plaintiff alleges that those who were required to pay the $295 impact fee under the predecessor statute (Section 320.072, Florida Statutes, 1990) are also due a refund, inasmuch as that statute also violates the Commerce Clause of the U.S. Constitution. Approximately $29 million was collected under the Statute. The Circuit Court has dismissed this claim and the plaintiff has appealed to the Fourth District Court of Appeal.

(E) The Florida Department of Transportation (DOT) has filed an action against adjoining property owners seeking a declaratory judgment from the Dade County Circuit Court that the DOT is not the owner of the property subject to a claim by the U.S. Environmental Protection Agency (EPA). This case is in the preliminary pleading stage. The EPA is seeking clean-up costs, pursuant to the Comprehensive Environmental Response Compensation and Liability Act, regarding property which the EPA alleges is owned by the FDOT (and formerly owned by CSX Transportation, Inc.). The EPA has agreed to await the outcome of the Department's declaratory action before proceeding further. If the Department is unsuccessful in its actions, the possible clean-up costs could exceed $25 million.

 (F) In a class action suit, clients of residential placement for the placement for the developmentally disabled are seeking refunds for services where children were entitled to free education under the Education for Handicapped Act (EHA). The district court held that the State could not charge maintenance fees for children between the ages of 5 and 17 based on the EHA. The State's potential cost of refunding these charges could exceed $42 million. However, attorneys are in the process of negotiating a settlement amount.

(G) Plaintiffs have challenged the constitutionality of the Public Medical Assistance Trust Fund (PMATF) annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. A trial has not been scheduled. If the State is unsuccessful in its actions, the potential refund liability could amount to approximately $70 million.

(H) An action has been brought by one captain and one lieutenant in the Department of Corrections seeking declaratory judgment that they (and potentially 700 others similarly situated) are not exempt employees under the Fair Labor Standard Act (FLSA) and, therefore, are entitled to overtime compensation at a rate of not less than one-and one-half times their regular rate of pay for overtime hours worked since April 1, 1992, including liquidated damages. An answer has been filed and discovery is underway. If the outcome is unfavorable, the potential loss to the State could exceed $28 million.

(I) A constitutional challenge to a portion of Chapter 88-555, Laws of Florida, has been made, whereby the Florida Legislature amended the annual and sick leave benefits of State employees, decreasing the former and increasing the latter. Several employees' unions challenged the Legislature's actions, asserting that the Legislature had abridged their right to collectively bargain, as guaranteed by Article I, Section 6 of the Florida Constitution. The Circuit Court ordered the State to reinstate the benefits of the affected employees to the original position contained in the employees' collective bargaining agreement with the State. The District Court of Appeal agreed. The Florida Supreme Court reversed the lower courts and remanded the case to the Circuit Court, holding that the public employees' collective bargaining rights were subject to the Legislature's appropriations power and that unilateral changes to collective bargaining agreements by the Legislature were permissible if necessitated by failure to appropriate enough money to fund the agreement as written. The Supreme Court directed the Circuit Court to determine whether the legislative appropriation was sufficient to fund the annual and sick leave provisions of the collective bargaining agreement.

     The Circuit Court determined that the appropriation for fiscal year 1988-89 was sufficient and ruled that "the leave benefits as negotiated must be enforced." The District Court of Appeal affirmed.

     The Defendant State of Florida filed a motion in Circuit Court seeking clarification that the only year for which plaintiffs are entitled to relief is fiscal year 1988-89. At the hearing, the plaintiffs asserted a right to additional annual leave benefits from 1988 through the present, a period not covered by the collective bargaining agreement in question and beyond the scope of relief sought in the complaint. On March 5, 1996, the Circuit Court ordered the State to restore annual leave credits for all employees in the bargaining units represented by the plaintiffs for the period of July 1, 1988 through the present. The State filed a motion for rehearing on September 3, 1996. On September 5, 1996, the Circuit Court refused to vacate or rehear the March 5, 1996 order. The State has appealed to the First District Court of Appeal. On September 24, 1996, the State filed a suggestion to certify the case directly to the Florida Supreme Court for resolution.

     If upheld, the cost of funding the Circuit Court's order may be as much as $579 million.


(J) The following information concerning litigation involving the State of Florida has been provided by the State of Florida Department of Legal Affairs. Plaintiffs have challenged the constitutionality of a portion of Chapter 88-555, Laws of Florida, whereby the Florida Legislature amended the annual and sick leave benefits of State employees, decreasing the former and increasing the latter. Several employees' unions challenged the Legislature's actions, asserting that the Legislature had abridged their right to collectively bargain, as guaranteed by Article I, Section 6 of the Florida Constitution. The Florida Supreme Court ordered the State to pay annual and sick leave for the year 1988-89 at the levels contained in the collective bargaining agreement.

(K) The State of Florida settled its lawsuit against The American Tobacco Co., et al. on August 18, 1997. The $11.3 billion settlement requires an initial payment of $1 billion to the State of Florida within one year and the remainder of the settlement OT be paid over the next 24 years.


Summary. Many factors including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or its local units of government, could affect or could have an adverse impact on the financial condition of the State. Additionally, the limitations placed by the State Constitution on the State and its local units of government with respect to income taxation, ad valorem taxation, bond indebtedness and other matters discussed above, as well as other applicable statutory limitations, may constrain the revenue-generating capacity of the State and its local units of government and, therefore, the ability of the issuers of the Bonds to satisfy their obligations thereunder.

There can be no assurance that general economic difficulties or the financial circumstances of Florida or its counties and municipalities will not adversely affect the market value of Florida Municipal Obligations or the ability of the obligors to pay debt service on such obligations.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's objectives and policies.

(2) Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and standby commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" herein.

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" herein.

(9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

(11) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


PORTFOLIO TRANSACTIONS

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share of each Class on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of each class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus for such class) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Trustees has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Trustees determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Investment Objectives, Policies and Risks" herein.)

YIELD QUOTATIONS

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: The unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7 - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent yield. The tax equivalent yield is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a taxable equivalent yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. (See "Taxable Equivalent Yield Table" herein.)


MANAGER

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at December 30, 1997, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $10.67 billion. In addition to the Fund, the Manager acts as investment manager and administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns directly and indirectly approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients.

Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations. The merger between The New England and MetLife resulted in an "Assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an Assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the new Investment Management Contract.

The Manager provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee of .40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Manager at its discretion may voluntarily waive all or a portion of the management fee. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee of .21% per annum of the Fund's average daily net assets.


For the Fund's fiscal years ended August 31, 1997, August 31, 1996 and August 31, 1995, the fee payable to the Manager under the Investment Management Contract was $342,844 $170,022, and $165,350, respectively of which $262,474,
$170,022 and $165,350 was voluntarily waived. The Fund's net assets at the close of business on August 31, 1997 totaled $108,464,871. The Manager may waive its rights to any portion of the management fee and may use any portion of the Management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (See "Distribution and Service Plan" herein).

Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.


Expense Limitation

The Manager has agreed pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of trustees, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Imporvement Act of 1996, all state expense limitations have been eliminated at this time.

MANAGEMENT OF THE FUND

The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.


Steven W. Duff, 42 - President and Trustee of the Fund has been, President of the Mutual Funds division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., President and Trustee of Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund, Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 65 - Trustee of the Fund, is Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and a Trustee of Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund.

Robert Straniere, 55 - Trustee of the Fund, has been a member of the New York State Assembly and a partner with the Straniere & Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund,

Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Life Cycle Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. and a Trustee of Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund.

Dr. Yung Wong, 57 - Trustee of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly was a General Partner of Abacus Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director of Republic Telecom Systems Corporation (provider of telecommunications equipment) since January 1989, and of TelWatch, Inc. (provider of network management software) since August 1989. Dr. Wong is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc.and Virginia Daily Municipal Income Fund, Inc. and a Trustee of Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund.


Molly Flewharty, 45 - Vice President of the Fund has been, Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income
Fund, Inc., New York Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Lesley M. Jones, 48 - Vice President of the Fund has been, Senior Vice President of the Mutual Funds division of the Manager since September 1993 which she was associated with from April 1973 to September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.



Dana E. Messina, 40 - Vice President of the Fund has been Executive Vice President of the Mutual Funds division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Bernadette N. Finn, 50 - Secretary of the Fund has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc. and a Vice President and Secretary of Delafield Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Richard De Sanctis, 40 - Treasurer of the Fund has been Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. He is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short

Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

The Fund paid an aggregate remuneration of $6000 to its Trustees with respect to the period ended August 31, 1997, all of which Trustees' fees paid to the three disinterested Trustees, pursuant to the terms of the Investment Management Contract (See "Manager" herein.)


Trustees of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,000 and a fee of $250 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table below.


                               COMPENSATION TABLE

         (1)                     (2)                     (3)                     (4)                        (5)

                       Aggregate Compensation   Pension or Retirement                             Total Compensation from
   Name of Person,       from Registrant for     Benefits Accrued as       Estimated Annual     Fund and Fund Complex Paid
      Position               Fiscal Year        Part of Fund Expenses  Benefits upon Retirement        to Trustees*


  W. Giles Mellon,             $2,000                     0                       0                 $53,000 (15 Funds)
      Director

  Robert Straniere,            $2,000                     0                       0                 $53,000 (15 Funds)
      Director

     Yung Wong,                $2,000                     0                       0                 $53,000 (15 Funds)
      Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 1997 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending
August 31, 1997). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.


Counsel and Auditors

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Florida law are passed upon by Gunster, Yoakley, Valdes-Fauli & Stewart, PA., Phillips Point, Suite 500 East, 777 South Flagler Drive, West Palm Beach, Florida 33401. Matters in connection with Massachusetts law are passed upon by Dechert Price & Rhoads, 477 Madison Avenue, New York, New York 10022.

McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.


DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors, Inc. (the "Distributor"), as distributor of the Fund's shares.

Under the Plan, the Fund and the Distributor will enter into a Shareholder Servicing Agreement with respect to the Class A shares. For its services under the Shareholder Servicing Agreement, the Distributor receives a servicing fee of
 .25% per annum of the average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Class A shares of the Fund.

Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits, for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


For the Fund's fiscal year ended August 31, 1997, the Fund paid shareholder servicing fees of $176,861 to the Distributor. During this same period the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $217,411. The excess of such payments over the total payments the Manager received from the Fund represents distribution expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $14,034 was utilized for compensation to sales personnel, $5,190 on Prospectus printing and $1,759 on miscellaneous expenses.

The Plan was approved by the shareholders of the Fund at their first annual meeting held on September 1, 1994. The Board of Trustees approved the Plan effective September 8, 1994. The Plan provides that it will remain in effect until August 31, 1998 and thereafter may continue in effect for successive annual periods beginning each September 1st, provided it is approved by the Class A shareholders or by the Board of Trustees, including a majority of trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested trustees of the Fund or the Fund's Class A shareholders.


DESCRIPTION OF SHARES

The Fund was established as a Massachusetts Business Trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 31, 1994. The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

The Fund is subdivided into two classes of beneficial interest, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


On November 30, 1997 there were 100,936,977 shares of Class A common stock outstanding and 10,925,575 shares of Class B common stock outstanding. As of November 30, 1997, the amount of shares owned by all officers and Trustees of the Fund as a group were 6.32% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of November 30, 1997:



CLASS A

% of Nature of Name and Address Class Ownership Reich & Tang Services,  Inc. 72%
Record

 as Agent for Various
  Beneficial Owners
600 Fifth Avenue
New York NY 10020-2302


Evergreen Investment Services                                        51%                                   Record
230 Park Avenue
New York,  NY  10169


Investors Fiduciary Trust Company                                    25%                                   Record
210 W. 10th Street - 8th Floor
Kansas City,  MO  64105-1814

CLASS B

                                                                   % of                                   Nature of
Name and Address                                                   Class                                  Ownership
Neuberger & Berman                                                   70%                                   Record
11 Broadway Operations Control Dept.
New York,  NY  10004-1303



Reich & Tang Services, Inc.                                          13%                                   Record
 as Agent for Various
  Beneficial Owners
600 Fifth Avenue - 8th Floor
New York NY 10020-2302


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. Meetings of shareholders may be called at any time by the President, and at the request in writing, or by resolution, of a majority of Trustees, or upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, such as for the election of Trustees, for approval of the revised investment advisory contracts with respect to a particular class or series of shares, for approval of the Fund's distribution agreement with respect to a particular class or series of shares and the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his or her successor, elected at such a meeting, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.

FEDERAL INCOME TAXES

The Fund will elect to qualify under the Code and under Florida law as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends and its investment company taxable income, if any) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity" bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includable in gross income. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Taxpayers are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Fund's assets, that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Preferential treatment may be available for net capital gains.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax-exempt to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

FLORIDA TAXES

The following is based upon the advice of Gunster, Yoakley, Valdes-Fauli & Stewart, PA., special Florida counsel to the Fund.

The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities. Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an "intangibles tax" at the annual rate of 0.2% on certain securities and other intangible assets owned by Florida residents. Bonds (including participation certificates) issued by the State of Florida or its subdivisions ("Florida Securities"), as well as bonds issued by the government of the United States or the governments of certain U.S. territories and possessions, including Guam and Puerto Rico (collectively, "Federal Securities"), are exempt from the Florida intangibles tax. If, on December 31 of any year, the Fund's portfolio consists solely of Florida and Federal Securities, the Fund's shares will be exempt from the Florida intangibles tax. If, however, the Fund's December 31 portfolio includes any nonexempt securities, then the Fund shares owned by Florida residents may be subject to the Florida intangibles tax to the extent the Fund's portfolio includes securities other than Federal Securities. The Fund itself will not be subject to the Florida intangibles tax.


CUSTODIAN AND TRANSFER AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the Evergreen Shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s two highest municipal bond ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( ... ) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Description of Moody's Investors Service, Inc.'s two highest ratings of state and municipal notes and other short-term loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies two highest debt ratings:


AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


S&P's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies two highest commercial paper ratings:


A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s two highest commercial paper ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of related issues: Prime-1, highest quality; Prime-2, higher quality.


-----------------
*  As described by the rating agencies.



                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE

---------------------------------------------------------------------------------------------------------------

                   1. If Your Taxable Income Bracket Is . . .

           $50,001-      $75,001-       $100,001-    $335,001-    $10,000,001-  $15,000,001-    $18,333,334-
Corporate   75,000        100,000        335,000     10,000,000    15,000,000    18,333,333      and over

---------------------------------------------------------------------------------------------------------------

                              2. Then Your Combined Income Tax Bracket Is . . .
---------------------------------------------------------------------------------------------------------------

Federal      25.00%        34.00%        39.00%        34.00%         35.00%         38.00%         35.00%
Tax Rate
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
State         5.50%        5.50%         5.50%         5.50%          5.50%           5.50%          5.50%
Tax Rate
--------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
Combined     29.13%        37.63%        42.36%        37.63%         38.58%         41.41%         38.58%
Tax Rate
---------------------------------------------------------------------------------------------------------------

                    3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
---------------------------------------------------------------------------------------------------------------
Tax                                        Equivalent Taxable Investment Yield
Exempt                                     Requires to Match Tax Exempt Yield
Yield
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------

  2.00%       2.82%        3.21%         3.47%         3.21%          3.26%           3.41%          3.26%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  2.50%       3.53%        4.01%         4.34%         4.01%          4.07%           4.27%          4.07%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  3.00%       4.23%        4.81%         5.20%         4.81%          4.88%           5.12%          4.88%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  3.50%       4.94%        5.61%         6.07%         5.61%          5.70%           5.97%          5.70%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  4.00%       5.64%        6.41%         6.94%         6.41%          6.51%           6.83%          6.51%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  4.50%       6.35%        7.22%         7.81%         7.22%          7.33%           7.68%          7.33%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  5.00%       7.05%        8.02%         8.67%         8.02%          8.14%           8.53%          8.14%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  5.50%       7.76%        8.82%         9.54%         8.82%          8.95%           9.39%          8.95%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  6.00%       8.47%        9.62%         10.41%        9.62%          9.77%          10.24%          9.77%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  6.50%       9.17%        10.42%        11.28%        10.42%         10.58%         11.09%         10.58%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------
  7.00%       9.88%        11.22%        12.14%        11.22%         11.40%         11.95%         11.40%
---------- ------------ ------------- ------------- ------------- --------------- -------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


--------------------------------------------------------------------------------

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

--------------------------------------------------------------------------------

                   1. If Your Taxable Income Bracket Is . . .

                      $0-        $25,351-       $60,001-       $61,401-      $128,101-     $278,451-
Corporate              25,350     60,000         61,400         128,100       278,450       and over
------------------- ----------- ------------- -------------- ------------- ------------- -------------
Joint Return          $0-        $42,351-       $100,001-      $102,301-     $155,951-     $278,451-
                       42,350     100,000        102,300        155,950       278,450        and over
------------------------------------------------------------------------------------------------------
                          2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------
Federal
Tax Rate              15.00%       28.00%        31.00%         31.00%        36.00%        39.60%
------------------------------------------------------------------------------------------------------

                3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------

Tax Exempt                                 Equivalent Taxable Investment Yield
Yield                                      Requires to Match Tax Exempt Yield
------------------- ----------------------------------------------------------------------------------
      2.00%           2.35%        2.78%          2.90%         2.90%         3.13.%        3.31%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      2.50%           2.94%        3.47%          3.62%         3.62%         3.91%         4.14%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      3.00%           3.53%        4.17%          4.35%         4.35%         4.69%         4.97%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      3.50%           4.12%        4.86%          5.07%         5.07%         5.47%         5.79%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      4.00%           4.71%        5.56%          5.80%         5.80%         6.25%         6.62%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      4.50%           5.29%        6.25%          6.52%         6.52%         7.03%         7.45%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      5.00%           5.88%        6.94%          7.25%         7.25%         7.81%         8.28%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      5.50%           6.47%        7.64%          7.97%         7.97%         8.59%         9.11%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      6.00%           7.06%        8.33%          8.70%         9.38%         9.38%         9.93%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      6.50%           7.65%        9.03%          9.42%         9.42%         10.16%        10.76%
------------------- ----------- ------------- -------------- ------------- ------------- -------------
      7.00%           8.24%        9.72%         10.14%         10.14%        10.94%        11.59%
------------------- ----------- ------------- -------------- ------------- ------------- -------------

To use this chart, find the applicable level of taxable income based 10.14 on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

-------------------------------------------------------------------------------

FLORIDA DAILY MUNICIPAL INCOME FUND
INDEPENDENT AUDITOR'S REPORT

===============================================================================


The Board of Trustees and Shareholders
Florida Daily Municipal Income Fund


We have audited the accompanying statement of net assets of Florida Daily Municipal Income Fund as of August 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from September 19, 1994 (Commencement of Operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Florida Daily Municipal Income Fund as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.





/s/ McGladrey & Pullen, LLP




  New York, New York
  September 30, 1997

-------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1997
===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                   ----------------
      Face                                                                   Maturity                  Value               Standard
    Amount                                                                     Date       Yield      (Note 1)      Moody's & Poors
    ------                                                                     ----       -----       ------       -------   ------
Other Tax Exempt Investments (10.16%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  2,000,000  Palm Beach  County,  FL School  District  TAN - Series 1996    09/26/97     3.85%   $  2,000,758               SP-1+
    4,000,000  School District of Broward County,  FL RAN - Series 1997A      04/22/98     3.85       4,014,687     MIG-1     SP-1+
    5,000,000  The School District of Seminole County, FL RAN - Series 1997   02/17/98     3.52       5,006,762               SP-1+
 ------------                                                                                      ------------
   11,000,000  Total Other Tax Exempt Investments                                                    11,022,207
 ------------                                                                                      ------------
Other Variable Rate Demand Instruments (c) (74.58%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  1,000,000  Atlantic Beach, FL (Fleet Landing) - Series B
               LOC Barnett Bank of Jacksonville                               10/01/24     3.85%   $  1,000,000     VMIG-1
    2,000,000  Birmingham, AL Medical Clinic Board
               LOC Morgan Guaranty Trust Company                              12/01/26     3.70       2,000,000               A1+
    3,200,000  Broward County, FL HFA MHRB (Sanctuary Apartments Project)
               LOC PNC Bank                                                   02/01/09     3.50       3,200,000     VMIG-1
      400,000  Broward County, FL IDRB (Allied Signal Incorporated)           03/01/99     3.50         400,000               A1
    3,000,000  Chattanooga - Hamilton City Hospital Authority
               (Erlanger Medical Center)
               LOC Morgan Guaranty Trust Company                              10/01/17     3.70       3,000,000               A1
    2,100,000  Citrus Park Community Development District Capital
               Improvement Bonds - Series 1996
               LOC Dresdner Bank A.G.                                         11/01/16     3.30       2,100,000     VMIG-1    A1+
      500,000  City of Tampa, Florida, Occupation License Tax Boards - Series 1996A
               FGIC Insured                                                   03/01/27     3.30         500,000     VMIG-1    A1+
      505,000  Dade County, FL Aviation RB - Series V
               LOC Suntrust                                                   10/01/07     3.35         505,000     VMIG-1    A1
    3,600,000  Dade County, FL HFA MHRB (Gables Point) - Series 1985
               Fannie Mae Collateralized                                      05/15/05     3.30       3,600,000               A1+
    2,600,000  Dade County, FL IDA RB (Florida Convalescent Association)
               LOC Bank of Tokyo - Mitsubishi Bank, Ltd.                      12/01/11     3.60       2,600,000     VMIG-1
    3,515,000  Escambia County, FL IDRB (Gelman Sciences, Incorporation Project)
               LOC First National Bank of Chicago                             07/01/04     3.40       3,515,000               A1+
    1,100,000  Florida HFA MHRB (Falls of Venice Project) (b)
               LOC PNC Bank                                                   12/01/11     3.55       1,100,000
    1,000,000  Florida Housing Finance Agency (Heron Park Project) - Series - V
               LOC Nations Bank                                               12/01/26     3.45       1,000,000     VMIG-1
    3,000,000  Florida Housing Finance Agency MHRB
               (Monterey Meadows Apartment Project) - Series 1985
               LOC Citibank                                                   12/01/07     3.30       3,000,000               A1+



-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------



===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                   ----------------
      Face                                                                   Maturity                  Value               Standard
    Amount                                                                     Date       Yield      (Note 1)      Moody's & Poors
    ------                                                                     ----       -----       ------       -------   ------

Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
 $    915,000  Gulf Breeze, FL RB - Series 1985B
               FGIC Insured                                                   12/01/15     3.30%    $    915,000    VMIG-1    A1+
    1,270,000  Gulf Breeze, FL RB - Series 1985C
               FGIC Insured                                                   12/01/15     3.30        1,270,000    VMIG-1    A1
    1,000,000  Highlands County, FL HFA RB
               (Adventist Health System/Sunbolt Inc.) - Series 1996B
               LOC Capital Markets Assurance Corp.                            10/01/26     3.38        1,000,000    VMIG-1    A1+
    2,500,000  Illinois HFA RB (Resurrection Hospital)                        05/01/11     3.60        2,500,000    VMIG-1
    1,100,000  Indian River County, FL IDRB (Florida Convention Centers Project)
               LOC Toronto-Dominion Bank                                      01/01/11     3.95        1,100,000    P1
    2,700,000  Jacksonville, FL HFFA HRB (Baptist Medical Center Project)
               MBIA Insured                                                   06/01/08     3.85        2,700,000    VMIG-1    A1+
    2,700,000  Jacksonville, FL HRB (University Medical Center) - Series 1989
               LOC Sumitomo Bank, Ltd.                                        02/01/19     3.55        2,700,000    VMIG-1
    1,000,000  Jacksonville, FL IDRB
               (University of Florida Health Science Center) - Series 1989
               LOC Barnett Bank of Jacksonville                               07/01/19     3.60        1,000,000    VMIG-1
      710,000  Lee, FL IDRB (Christian & Missionary Alliance) - Series 1985
               LOC Banque Paribas                                             04/01/10     3.48          710,000              A1
    1,750,000  Marion County, FL IDA
               (Hamilton Products, Incorporation Project) - Series 1995 (b)
               LOC Comerica Bank                                              11/01/15     3.65        1,750,000
      200,000  Monroe County,FL IDA (Beverly Enterprises) - Series 1985
               LOC Morgan Guaranty Trust Company                              06/01/10     3.30          200,000    VMIG-1
      900,000  Ocean Highway & Port Authority RB - Series 1990
               LOC ABN AMRO Bank N.V.                                         12/01/20     3.40          900,000    VMIG-1    A1+
      900,000  Ocean Highway & Port Authority, FL RB
               (Port, Airport & Marina Improvement)
               LOC ABN AMRO Bank N.V.                                         12/01/20     3.40          900,000    VMIG-1    A1+
    1,000,000  Orange County Health Facilities Authority RB
               (Adventist Health System/Sunbelt Obligation)
               LOC Rabobank Nederland                                         11/15/26     3.30        1,000,000              A1+
    5,230,000  Orange County, FL HFFA
               (Mayflower Retirement Company Project) - Series 1998
               LOC Rabobank Nederland                                         03/01/18     3.45        5,230,000              A1+
    2,100,000  Orange County, FL Health Facility - Adventist
               Orange County Health Facility
               LOC Suntrust                                                   11/15/14     3.30        2,100,000    VMIG-1    A1

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
AUGUST 31, 1997

===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                   ----------------
      Face                                                                   Maturity                  Value               Standard
    Amount                                                                     Date       Yield      (Note 1)      Moody's & Poors
    ------                                                                     ----       -----       ------       -------   ------

Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
 $    950,000  Orange County, FL IDRB (Florida Convention Centers Project) - Series A
               LOC Toronto-Dominion Bank                                      01/01/11     3.75%    $    950,000    P1
    2,000,000  Palm Beach County, FL (Norton Gallery of Art Project) - Series 1995
               LOC Northern Trust                                             05/01/25     3.35        2,000,000              A1+
      600,000  Palm Beach County, FL IDRB
               LOC Bank of Tokyo - Mitsubishi Bank, Ltd.                      11/01/11     3.60          600,000    VMIG-1
    1,000,000  Pinellas County, FL (Indian Country Project) (b)
               LOC Wachovia Bank & Trust Co., N.A.                            10/01/01     3.35        1,000,000
    5,075,000  Pinellas County, FL HFFA (St. Mark Village Project) - Series 1987
               LOC Nations Bank                                               03/01/17     3.35        5,075,000              A1
    1,000,000  Pinellas County, FL Industry Council IDRB
               (Genca Corporation Project) (b)
               LOC PNC Bank                                                   11/01/09     3.60        1,000,000
    1,000,000  Polk County, FL IDA (Florida Convention Centers Project)
               LOC Toronto-Dominion Bank                                      01/01/11     3.75        1,000,000    P1
    7,600,000  Royal Oak, MI HFA HRB
               (William Beaumont Hospital) - Series J                         01/01/03     3.65        7,600,000    VMIG-1    A1+
    2,300,000  St. Johns County, FL IDA Health Facility Revenue
               (Coastal Health Care Investor)
               LOC Kredietbank                                                12/01/16     3.60        2,300,000    VMIG-1
      975,000  Suwannee County, FL - Series 1989 (Advent Christian Village Project)
               LOC Barnett Bank of Jacksonville                               10/01/19     3.45          975,000    VMIG-1
    3,000,000  Tampa, FL Health Care Facilities (Lifelink Foundation Inc. Project) (b)
               LOC Suntrust                                                   08/01/22     3.40        3,000,000
    1,900,000  University of North Florida
               LOC First Union National Bank                                  11/01/24     3.35        1,900,000    VMIG-1
 ------------                                                                                       ------------
   80,895,000  Total Other Variable Rate Demand Instruments                                           80,895,000
 ------------                                                                                       ------------
Put Bonds (d) (4.53%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  1,510,000  HFA of Escambia County, FL Single Family Mortgage RB
               (Backed by GNMA & FNMA Collateral)                             02/20/98     3.75%    $  1,510,000    VMIG-1
    2,400,000  Putnam County, FL Development Authority
               (Seminole Electric) - Series H-3
               LOC National Rural Utilities                                   09/15/97     3.55        2,400,000    VMIG-1    A1+
    1,000,000  Putnam County, FL Development Authority
               (Seminole Electric) - Series 1984 D                            12/15/97     3.60        1,000,000    VMIG-1    A1+
 ------------                                                                                       ------------
    4,910,000  Total Put Bonds                                                                         4,910,000
 ------------                                                                                       ------------


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------



===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                   ----------------
      Face                                                                   Maturity                  Value               Standard
    Amount                                                                     Date       Yield      (Note 1)      Moody's & Poors
    ------                                                                     ----       -----       ------       -------   ------
Tax Exempt Commercial Paper (10.74%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  1,200,000  City of Gainesville, FL Utility System - Series C              10/08/97     3.65%    $  1,200,000    P1        A1+
      990,000  Florida Municipal Power Agency
               Initial Pooled Loan Project CP Notes - Series A
               LOC First Union National Bank of North Carolina                10/22/97     3.60          990,000    P1        A1
    1,000,000  Florida Municipal Power Agency Initial Pooled Loan Project RB - Series A
               LOC First Union National Bank                                  09/30/97     3.75        1,000,000    VMIG-1    A1+
    1,200,000  Florida Municipal Power Agency Initial Pooled Loan Project RB - Series A
               LOC First Union National Bank                                  12/18/97     3.75        1,200,000    P1        A1
    1,100,000  Orlando, FL Waste Water System Refunding RB - Series 1990 A    09/08/97     3.70        1,100,000    P1        A1+
    1,660,000  Sarasota County Public Hospital District
               (Sarasota Memorial Hospital Project) - Series A
               LOC Suntrust                                                   09/10/97     3.80        1,660,000    P1        A1+
    1,500,000  St. Lucie County, Florida PCR Refunding Bonds
               (Florida Power & Light Co.) 1994                               09/30/97     3.70        1,500,000    VMIG-1    A1+
    2,000,000  Sunshine State Government Finance Commission RB - Series 1986
               LOC U.B. of Switz./Morgan Guaranty/National Westminster        10/22/97     3.60        2,000,000    VMIG-1
    1,000,000  West Orange Memorial Tax District RB - Series 1991A
               LOC Rabobank Nederland                                         11/25/97     3.70        1,000,000    VMIG-1
 ------------                                                                                       ------------
   11,650,000  Total Tax Exempt Commercial Paper                                                      11,650,000
 ------------                                                                                       ------------
               Total Investments (100.01%)(Cost $108,477,207+)                                       108,477,207
               Liabilities in Excess of Cash and Other Assets (-0.01%)                              (     12,336)
                                                                                                     -----------
               Net Assets (100.00%)                                                                 $108,464,871
                                                                                                    ============
               Net Asset Value, offering and redemption price per share:
               Class A Shares, 96,686,154 Shares Outstanding (Note 3)                               $       1.00
                                                                                                    ============
               Class B Shares, 11,782,614 Shares Outstanding (Note 3)                               $       1.00
                                                                                                    ============

               +   Aggregate cost for federal income tax purposes is identical.






-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
AUGUST 31, 1997

===============================================================================

FOOTNOTES:



(a) The ratings noted for variable rate demand instruments are those of the bank whose letter of credit secures such instruments or the guarantor of the bond. P1 and A1+ are the highest ratings assigned for tax exempt commercial paper.

(b) Securities that are not rated which the Fund's Board of Trustees has determined to be of comparable quality to those rated securities in which the Fund invests.

(c) Securities payable on demand at par including accrued interest (usually with seven days notice) and, if indicated, unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.

(d)  The maturity date indicated is the next put date.


KEY:
      CP       =   Commercial Paper                            MHRB      =   Multi-family Housing Revenue Bond
      HFA      =   Housing Finance Authority                   PCR       =   Pollution Control Revenue
      HFFA     =   Health Facility Finance Authority           RAN       =   Revenue Anticipation Note
      HRB      =   Hospital Revenue Bond                       RB        =   Revenue Bond
      IDA      =   Industrial Development Authority            TAN       =   Tax Anticipation Note
      IDRB     =   Industrial Development Revenue Bond










-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997

===============================================================================






INVESTMENT INCOME
Income:

    Interest....................................................................      $  3,078,825
                                                                                      ------------
Expenses: (Note 2)
    Investment management fee...................................................           342,844
    Administration fee..........................................................           179,993
    Shareholder servicing fee...................................................           176,861
    Custodian fee...............................................................            12,852
    Shareholder servicing and related shareholder expenses......................            52,061
    Legal, compliance and filing fees...........................................            34,262
    Audit and accounting........................................................            61,550
    Trustees' fees..............................................................             6,222
    Amortization of organization expenses.......................................            11,443
    Other.......................................................................             4,382
                                                                                      ------------
       Total expenses...........................................................           882,470
       Less: Expenses paid indirectly (Note 2)..................................     (       2,310)
       Less: Fees waived and expenses reimbursed (Note 2).......................     (     433,896)
                                                                                      ------------
       Net expenses.............................................................           446,264
                                                                                      ------------
Net investment income...........................................................         2,632,561


REALIZED GAIN (LOSS) ON INVESTMENTS


Net realized gain (loss) on investments.........................................            -0-
                                                                                      ------------
Increase in net assets from operations..........................................      $  2,632,561
                                                                                      ============




-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED AUGUST 31, 1997 AND 1996

===============================================================================





                                                                                  1997               1996
                                                                              ------------       ------------


INCREASE (DECREASE) IN NET ASSETS


Operations:
     Net investment income......................................             $   2,632,561       $  1,341,397

     Net realized gain (loss) on investments....................                   -0-               -0-
                                                                              ------------        -----------

Increase in net assets from operations..........................                 2,632,561          1,341,397

Dividends to shareholders from net investment income:

     Class A....................................................             (   2,143,306)*     (    821,675)*

     Class B....................................................             (     489,255)*     (    519,722)*

Transactions in shares of beneficial interest (Note 3):

     Class A....................................................                59,926,041         15,783,783

     Class B....................................................                 2,169,867       (    562,659)
                                                                              ------------        -----------

         Total increase.........................................                62,095,908         15,221,124


Net assets:
     Beginning of year..........................................                46,368,963         31,147,839
                                                                              ------------        -----------
     End of year................................................             $ 108,464,871       $ 46,368,963
                                                                              ============        ===========


* Designated as exempt-interest dividends for federal income tax purposes.





-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

FLORIDA DAILY MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

===============================================================================

1. Summary of Accounting Policies.

Florida Daily Municipal Income Fund, a Massachusetts Business Trust, is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund is a short-term, tax exempt money market fund. The Fund has two classes of stock authorized, Class A and Class B. The Class A shares are subject to a service fee pursuant to the Distribution and Service Plan. The Class B shares are not subject to a service fee. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class Specific expenses of the Fund were limited to distribution fees and minor transfer agent expenses. In all other respects the Class A and Class B shares represent the same interest in the income and assets of the Fund. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Dividends and Distributions -
     Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

     d) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     e) General -
     Securities transactions are recorded on a trade date basis. Interest income
     is  accrued  as  earned.   Realized   gains  and  losses  from   securities
     transactions are recorded on the identified cost basis.


2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management L.P. (Manager) at the annual rate of .40% of the Fund's average daily net assets.

Pursuant to an Administrative Services Contract the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

FLORIDA DAILY MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

===============================================================================
2.Investment   Management  Fees  and  Other   Transactions   with  Affiliates
(Continued).

Pursuant to a Distribution Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement, only with respect to Class A shares of the Fund. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund with respect only to the Class A shares, a fee equal to .25% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

During the year ended August 31, 1997, the Manager voluntarily waived investment management fees and administration fees of $262,474 and $171,422, respectively.

Included in the statement of operations under the caption "Shareholder servicing and related shareholder expenses" are expense offsets of $2,310.

Fees are paid to Trustees who are unaffiliated with the Manager on the basis of $1,000 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $42,846 paid to Reich & Tang Services L.P., an affiliate of the Manager, as servicing agent for the Fund.

3.Transactions in Shares of Beneficial Interest.

At August 31, 1997, an unlimited number of shares of beneficial interest ($.01 par value) were authorized and capital paid in amounted to $108,468,768. Transactions, all at $1.00 per share, were as follows:

      Class A                                               Year Ended                        Year Ended
                                                          August 31, 1997                   August 31, 1996
                                                          ----------------                  ---------------
      Sold............................................        290,402,555                        97,806,611
      Issued on reinvestment of dividends.............          2,012,037                           750,946
      Redeemed........................................    (   232,488,551)                 (     82,773,774)
                                                           --------------                   ---------------
      Net increase ...................................         59,926,041                        15,783,783
                                                          ===============                  ================
      Class B                                               Year Ended                        Year Ended
                                                          August 31, 1997                   August 31, 1996
                                                          ---------------                   ---------------
      Sold............................................         92,064,894                       141,842,014
      Issued on reinvestment of dividends.............            461,971                           477,971
      Redeemed........................................    (    90,356,998)                  (   142,882,644)
                                                           --------------                    --------------
      Net increase....................................          2,169,867                   (       562,659)
                                                          ===============                   ===============

4. Sales of Securities.

Accumulated undistributed realized losses at August 31, 1997, amounted to $3,897. Such amount represents tax basis capital losses which may be carried forward to offset future capital gains. Such losses expire through August 31, 2004.

5. Concentration of Credit Risk.

The Fund invests primarily in obligations of political subdivisions of the State of Florida and, accordingly, is subject to the credit risk associated with the non-performance of such issuers. Approximately 66% of these investments are further secured, as to principal and interest, by letters of credit issued by financial institutions. The Fund maintains a policy of monitoring its exposure by reviewing the credit worthiness of the issuers, as well as that of the financial institutions issuing the letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.

6. Financial Highlights.
   Reference is made to page 2 of the Prospectus under Financial Highlights.
-------------------------------------------------------------------------------